                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                              FORM 8-K
                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(D) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                      MAY 9, 2000




                                   Commission File Number 33-75706
                                     BERRY PLASTICS CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                                     35-1813706
      (State or other jurisdiction                                     (IRS employer
     of incorporation or organization)                               identification number)




                                       BPC HOLDING CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                                       35-1814673

      (State or other jurisdiction                                       (IRS employer
     of incorporation or organization)                                 identification number)

                                       BERRY IOWA CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              DELAWARE                                                     42-1382173

      (State or other jurisdiction                                        (IRS employer
     of incorporation or organization)                                 identification number)




                                     BERRY TRI-PLAS CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                                    56-1949250
      (State or other jurisdiction                                       (IRS employer
   of incorporation or organization)                                   identification number)




                                     BERRY STERLING CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             DELAWARE                                                   54-1749681
      (State or other jurisdiction                                     (IRS employer
      of incorporation or organization)                              identification number)


                                            AEROCON, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                                                 35-1948748
      (State or other jurisdiction                                    (IRS employer
    of incorporation or organization)                               identification number)



                                       PACKERWARE CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                                 48-0759852
      (State or other jurisdiction                                    (IRS employer
     of incorporation or organization)                               identification number)


                                  BERRY PLASTICS DESIGN CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                                62-1689708
      (State or other jurisdiction                                   (IRS employer
      of incorporation or organization)                             identification number)




                                       VENTURE PACKAGING, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                                  51-0368479
      (State or other jurisdiction                                     (IRS employer
    of incorporation or organization)                                identification number)


                                   VENTURE PACKAGING MIDWEST, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                                  34-1809003
      (State or other jurisdiction                                      (IRS employer
    of incorporation or organization)                                identification number)



                                  VENTURE PACKAGING SOUTHEAST, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                                 57-1029638
      (State or other jurisdiction                                     (IRS employer
    of incorporation or organization)                                identification number)


                                        NIM HOLDINGS LIMITED

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                                   N/A
      (State or other jurisdiction                                    (IRS employer
    of incorporation or organization)                               identification number)




                                     BERRY PLASTICS U.K. LIMITED
                             (f/k/a Norwich Injection Moulders Limited)

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              ENGLAND AND WALES                                         N/A
      (State or other jurisdiction                                  (IRS employer
    of incorporation or organization)                             identification number)


                                        KNIGHT PLASTICS, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                                35-2056610
      (State or other jurisdiction                                   (IRS employer
     of incorporation or organization)                              identification number)



                                       CPI HOLDING CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                                34-1820303
      (State or other jurisdiction                                     (IRS employer
     of incorporation or organization)                               identification number)



                                      CARDINAL PACKAGING, INC.

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 OHIO                                                  34-1396561
      (State or other jurisdiction                                    (IRS employer
     of incorporation or organization)                               identification number)



                                     NORWICH ACQUISITION LIMITED

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             ENGLAND AND WALES                                            N/A
      (State or other jurisdiction                                    (IRS employer
     of incorporation or organization)                              identification number)


                                        POLY-SEAL CORPORATION

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                              52-0892112
      (State or other jurisdiction                                  (IRS employer
     of incorporation or organization)                             identification number)

                              BERRY PLASTICS ACQUISITION CORPORATION II
                           (f/k/a Berry Plastics Acquisition Corporation)

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                                   N/A
      (State or other jurisdiction                                    (IRS employer
     of incorporation or organization)                              identification number)



                             BERRY PLASTICS ACQUISITION CORPORATION III

                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                                     N/A
      (State or other jurisdiction                                      (IRS employer
     of incorporation or organization)                                identification number)

                                          101 OAKLEY STREET
                                     EVANSVILLE, INDIANA  47710
                                   (Address of principal executive
                                     offices including Zip Code)

                                          (812) 424-2904
                                   (Registrant's telephone number,
                                        including area code)

ITEM 2.ACQUISITION OR DISPOSITION OF ASSETS.
On May 9, 2000, Berry Plastics Corporation (the "Registrant"), a Delaware corporation and wholly-owned subsidiary of BPC Holding Corporation (the "Holding"), acquired (the "Acquisition") all of the outstanding capital stock of Poly-Seal Corporation ("Poly-Seal") through a merger of Berry Plastics
Acquisition Corporation ("BPAC"), a wholly-owned subsidiary of Berry Plastics, with and into Poly-
Seal.  Poly-Seal was the surviving corporation.  Pursuant to the terms of the Agreement and Plan of
Merger, dated as of May 5, 2000 (the "Agreement"), among the Registrant, BPAC, Poly-Seal, and certain shareholders of Poly-Seal, the aggregate consideration paid, including amounts required to pay indebtedness, was $57.3 million, subject to adjustment.  A copy of the Agreement is filed as
Exhibit 2.1 hereto, and such document is hereby incorporated by reference herein.

Pursuant to the Escrow Agreement dated as of May 9, 2000 (the "Escrow Agreement"), among the Registrant, Poly-
Seal, Michael C. Larned, Michael D. deMilt, certain shareholders of Poly-Seal and Old National Trust
Company, $1.2 million in cash is being held in escrow for an eighteen-month period to satisfy certain indemnification obligations.  At the end of the eighteen-month period, the remaining balance, if any, will be paid to the shareholders of Poly-Seal.  A copy of the Escrow Agreement is filed as Exhibit 99.1 hereto, and such document is hereby incorporated by reference herein.

In order to finance a portion of the consideration delivered in connection with the Acquisition,
Holding issued, pursuant to a Preferred Stock and Warrant Purchase Agreement dated as of May 9, 2000
(the "Preferred Agreement") by and among Holding, Chase Venture Capital Associates, LLC ("CVCA") and
The Northwestern Mutual Life Insurance Company ("Northwestern"), 1,000,000 shares of Series A-1
Preferred Stock in a private placement (the "Preferred Placement") for an aggregate price of $25 million.  In connection with the Preferred Placement, Holding issued warrants to purchase 25,997 shares of its Series B Non-Voting Common Stock.  Holding also extended the expiration period of currently outstanding warrants to purchase Series B Non-Voting Common Stock and Series B Voting
Common Stock held by CVCA and Northwestern to May 9, 2006.  A copy of the Series A-1 Preferred
Agreement is filed as Exhibit 4.1 hereto, and such document is hereby incorporated by reference herein.

The Registrant financed the remaining portion of the consideration delivered in connection with the
Acquisition through a new term loan under its credit facility with Banc of America N.A., which was amended and restated.

Further details of the Acquisition are provided in a press release issued by the Registrant, which is filed as
Exhibit 99.2 hereto, and such document is hereby incorporated by reference herein.

ITEM 5. OTHER EVENTS.
The Registrant and its subsidiaries supplemented the Indentures dated July 6, 1999, August 24, 1998 and April 21, 1994 (collectively, the "Indentures") through a First Supplemental Indenture, a Third
Supplemental Indenture and a Ninth Supplemental Indenture, respectively (collectively the
"Supplemental Indentures").  Under the Supplemental Indentures, Poly-Seal and Berry Plastics
Acquisition Corporation III, a wholly owned subsidiary of the Registrant, entered into guarantees under the Indentures.  The Supplemental Indentures are filed as Exhibits 4.8, 4.9 and 4.10 hereto, and such documents are hereby incorporated by reference herein.

ITEM 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)and (b)  The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than August 2, 2000.
(c)               Exhibits

                             EXHIBIT NO.                                                                     REFERENCE

                                  2.1 Merger Agreement dated as of May 5, 2000 among the Registrant, BPAC,  Filed herewith
                             Poly-Seal, and certain shareholders of
                             Poly-Seal
                                  4.1 Series A-1 Preferred Stock Purchase Agreement dated as of May 9, 2000   Filed herewith
                             among Holding, CVCA and Northwestern

                                  4.2 Warrant No. CBNV-1 to purchase 15,599 shares of Series B Non-Voting     Filed herewith
                             Common Stock issued to CVCA

                                  4.3 Warrant No. CBNV-2 to purchase 10,398 shares of Series B Non-Voting     Filed herewith
                             Common Stock issued to Northwestern

                                  4.7 Amended and Restated Warrant No. 5 to purchase 5,623 shares of Class B  Filed herewith
                             Voting Common Stock issued to CVCA

                                  4.6 Amended and Restated Warrant No. 6 to purchase 17837 shares of Class B  Filed herewith
                             Non-Voting Common Stock issued to CVCA

                                  4.5 Amended and Restated Warrant No. 7 to purchase 3,749 shares of Series   Filed herewith
                             B Voting Common Stock issued to
                             Northwestern

                                  4.4 Amended and Restated Warrant No. 8 to purchase 11,891 shares of Series  Filed herewith
                             B Non-Voting Common Stock issued to
                             Northwestern

                                  4.8 First Supplemental Indenture to the Indenture dated July 6, 1999, as    Filed herewith
                             supplemented, among Holding, the
                             Registrant, the subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

                                  4.9 Third Supplemental Indenture to the Indenture dated August 24, 1998,    Filed herewith
                             as supplemented, among Holding, the
                             Registrant, the subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

                                  4.10 Ninth Supplemental Indenture to the Indenture dated April 21, 1994, as Filed herewith supplemented, among Holding, the
                             Registrant, the subsidiaries of the
                             Registrant, and United States Trust
                             Company of New York, as trustee

                                  99.1 Escrow Agreement dated as of May 9, 2000 among the Registrant, Poly-   Filed herewith
                             Seal, Michael Larned, Michael D. deMilt,
                             certain Shareholders of Poly-Seal and Old
                             National Trust Company

                                  99.2 Press release                                                          Filed herewith

                                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERRY PLASTICS CORPORATION
                                       BPC HOLDING CORPORATION
                                       BERRY IOWA CORPORATION
                                       BERRY TRI-PLAS CORPORATION
                                       BERRY STERLING CORPORATION
                                       AEROCON, INC.
                                       PACKERWARE CORPORATION
                                       BERRY PLASTICS DESIGN COROPRATION
                                       VENTURE PACKAGING, INC.
                                       VENTURE PACKAGING MIDWEST, INC.
                                       VENTURE PACKAGING SOUTHEAST, INC.
                                       KNIGHT PLASTICS, INC.
                                       CPI HOLDING CORPORATION
                                       CARDINAL PACKAGING, INC.
                                       POLY-SEAL CORPORATION
                                       BERRY PLASTICS ACQUISITION CORPORATION II
                                       BERRY PLASTICS ACQUISITION CORPORATION III


May __, 2000

                                        By:/S/ JAMES M. KRATOCHVIL
                                           James M. Kratochvil
                                           Executive Vice President,
                                           Chief Financial Officer,
                                           Treasurer and Secretary
                                           of the entities listed above
                                 (Principal Financial and Accounting Officer)


                                       NIM HOLDING LIMITED
                                       BERRY PLASTICS U.K. LIMITED
                                       NORWICH ACQUISITION LIMITED

                                       By:/S/ JAMES M. KRATOCHVIL
                                          James M. Kratochvil
                                          Director of the entities listed above
                                 (Principal Financial and Accounting Officer)


                                            EXHIBIT INDEX

       EXHIBIT NO.                             DESCRIPTION
2.1                      Merger Agreement dated as of May 5, 2000 among the
                         Registrant, BPAC, Poly-Seal, and certain shareholders
                         of Poly-Seal

4.1 Series A-1 Preferred Stock Purchase Agreement dated as of May 9, 2000 among Holding, CVCA and Northwestern

4.2                      Warrant No. CBNV-1 to purchase 15,599 shares of Series
                         B Non-Voting Common Stock issued to CVCA

4.3                      Warrant No. CBNV-2 to purchase 10,398 shares of Series
                         B Non-Voting Common Stock issued to Northwestern

4.4 Amended and Restated Warrant No. 5 to purchase 5,623 shares of Class B Voting Common Stock issued to CVCA

4.5 Amended and Restated Warrant No. 6 to purchase 17837 shares of Class B Non-Voting Common Stock issued to
                         CVCA

4.6 Amended and Restated Warrant No. 7 to purchase 3,749 shares of Series B Voting Common Stock issued to
                         Northwestern

4.7 Amended and Restated Warrant No. 8 to purchase 11,891 shares of Series B Non-Voting Common Stock issued to
                         Northwestern

4.8                      First Supplemental Indenture to the Indenture dated
                         July 6, 1999, as supplemented, among Holding, the Registrant, the subsidiaries of the Registrant, and United States Trust Company of New York, as trustee

4.9                      Third Supplemental Indenture to the Indenture dated
                         August 24, 1998, as supplemented, among Holding, the Registrant, the subsidiaries of the Registrant, and United States Trust Company of New York, as trustee

4.10                     Ninth Supplemental Indenture to the Indenture dated
                         April 21, 1994, as supplemented, among Holding, the Registrant, the subsidiaries of the Registrant, and United States Trust Company of New York, as trustee

99.1                     Escrow Agreement dated as of May 9, 2000 among the
                         Registrant, Poly-Seal, Michael Larned, Michael D.
                         deMilt, certain Shareholders of Poly-Seal and Old
                         National Trust Company

99.2                     Press Release